UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 6, 2016

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, Prudential Bancorp, Inc. ("Prudential" or the "Company") and Polonia Bancorp, Inc. ("Polonia") entered into an Agreement and Plan of Merger, dated as of June 2, 2016 (the "Merger Agreement"), providing for the merger of Polonia with and into Prudential, with Prudential as the surviving corporation (the "Proposed Merger"). Prudential (SEC File No. 333-212641) filed a definitive proxy statement/prospectus, dated as of September 13, 2016 (the "Proxy Statement/Prospectus"), with the Securities and Exchange Commission (the "SEC") in connection with the Proposed Merger.

As previously disclosed in the Proxy Statement/Prospectus, a putative shareholder derivative and class action lawsuit, Parshall v. Eugene Andruczyk et al., was initially filed in the Circuit Court for Montgomery County, Maryland (the "Circuit Court"), Case No. 423219-v, on July 21, 2016 (the "Parshall Lawsuit"). The Parshall Lawsuit names as defendants the directors of Polonia ("Director Defendants"), Polonia and Prudential. As also disclosed in the Proxy Statement/Prospectus, a second putative class action lawsuit, captioned Baron v. Eugene Andruczyk et al., No. V424400, was filed in the Circuit Court on August 29, 2016 (the "Baron Lawsuit" and together with the Parshall Lawsuit, the "Merger Litigation"). The Baron Lawsuit names as defendants the Director Defendants and Polonia. The Merger Litigation alleged generally that the members of the Polonia board of directors breached their fiduciary duties to Polonia shareholders by approving the Proposed Merger for inadequate consideration, entering into the Merger Agreement allegedly containing preclusive deal protection terms and that the disclosure regarding the Proposed Merger contained in the Proxy Statement/Prospectus was materially deficient. The Parshall Lawsuit also alleges claims against Prudential for aiding and abetting these alleged breaches of fiduciary duties. The plaintiffs in these actions seek rescission, or rescissory damages in the event the Proposed Merger is consummated, attorneys' fees and costs, and other and further relief.
As set forth below, Prudential, Polonia, and the Director Defendants vigorously deny the claims alleged by the plaintiffs in the Merger Litigation.
On October 6, 2016, solely to avoid the costs of protracted litigation and any potential delay of the Proposed Merger, Polonia, Prudential and the Director Defendants (Polonia, Prudential and the Director Defendants, collectively the "Defendants") entered into a Memorandum of Understanding (the "MOU") with the respective plaintiffs (collectively, the "Plaintiffs") regarding the settlement of the Merger Litigation.  Pursuant to the MOU, (i) Prudential and Polonia have agreed to file with the SEC and make publicly available to shareholders of Polonia the supplemental disclosures provided below in this Current Report on Form 8-K, (ii) Polonia has agreed to waive the prohibition in the nondisclosure agreements entered into by Polonia with potential interested parties with respect to a party subject thereto being prohibited from asking Polonia to waive the standstill provisions that require such party to refrain from pursuing various actions that relate to acquisition of control of Polonia without the prior written consent of the Polonia board of directors during the specified time period, (ii) Prudential has agreed to waive the enforcement of the provision in the Merger Agreement prohibiting Polonia from waiving the foregoing restriction contained in the nondisclosure agreements, and (iv) the parties have agreed to provide each other with customary mutual releases concerning the claims related to the Merger Agreement and the Proposed Merger, including the initiation and the prosecution of any litigation, subject to approval of the Circuit Court.

If the Circuit Court approves the settlement contemplated in the MOU, both the Parshall Lawsuit and the Baron Lawsuit will be dismissed with prejudice, and all claims that were or could have been brought challenging any aspect of the Proposed Merger, the Merger Agreement, and any disclosure made in connection therewith will be released and barred. Under the terms of the MOU, counsel for the Plaintiffs have reserved the right to seek an award of attorneys' fees and expenses. The Defendants have reserved the right to contest the amount of any fee and expense petition that Plaintiffs may pursue. The amount of any fees and expense awarded, if any, will ultimately be determined and approved by the court, and will not affect the amount of merger consideration to be paid by Prudential. Polonia or its successor or insurer will pay any fees and expenses potentially awarded by the court. In the MOU, the parties also have agreed to negotiate in good faith to prepare a stipulation of settlement to be filed with the court and other documentation as may be required to effectuate the settlement. Pursuant to the MOU, Plaintiffs' counsel is permitted to conduct reasonable confirmatory discovery as Plaintiffs' counsel believes in good faith is reasonably appropriate and necessary and as agreed to by the parties to confirm the fairness and reasonableness of the terms of the Settlement. There can be no assurance that the parties ultimately will enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. The proposed settlement contemplated by the MOU will become void in the event that the parties do not enter into such stipulation or the Circuit Court does not approve the settlement.

The settlement will not affect the timing of the special meeting of shareholders of Polonia scheduled for October 25, 2016 in Huntingdon Valley, Pennsylvania to vote upon a proposal to adopt the Merger Agreement.  Prudential and the other Defendants deny all of the allegations in the lawsuits and believe the disclosures previously included in the Proxy Statement/Prospectus and the provisions of the nondisclosure agreements and the Merger Agreement are appropriate under the law.  Nevertheless, Prudential and the other Defendants have agreed to settle the putative class action lawsuits in order to avoid the costs, disruptions and distraction of further litigation.

Prudential and the other Defendants have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were alleged in the lawsuits, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal burdens and entered into the MOU solely to eliminate the burden and expense of further litigation and to put the claims that were or could have been asserted to rest.  Nothing in this Current Report on Form 8-K, the MOU or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or any of the waivers agreed to by Polonia and Prudential.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

In the settlement of the outstanding Merger Litigation, as set forth in this Current Report on Form 8-K, Prudential and Polonia agreed to make these supplemental disclosures to the Proxy Statement/Prospectus. These disclosures should be read in connection with the Proxy Statement/Prospectus, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus.  Without admitting in any way that the disclosures below are material or otherwise required by law, Polonia makes the following supplemental disclosures:

The following supplements the disclosure under the heading "The Merger-Background and Reasons for the Merger," and is added immediately following the second sentence of the first paragraph on page 46 of the Proxy Statement/Prospectus.

The standstill provisions obligated the potential bidder to refrain for a specified period of time from pursuing various actions that relate to acquisition of control of Polonia without the prior written consent of the Polonia board of directors, such as making proposals to acquire Polonia, buying shares of Polonia common stock, and commencing a proxy contest. The nondisclosure agreements also contain a provision stating that a potential bidder is not permitted to ask for a waiver of the standstill provision ("Standstill Provision") without the prior written consent of the Polonia board of directors. Thus, absent Polonia's decision to affirmatively waive the Standstill Provision of any nondisclosure agreement, none of the parties to the nondisclosure agreements could approach Polonia to request a waiver of the standstill agreement to present an offer to acquire Polonia in a consensual merger or other form that might constitute a superior proposal under the terms of the Merger Agreement with Prudential. Polonia had not waived any of Standstill Provisions prior to entering into the MOU, as the Merger Agreement precludes Polonia from doing so. The merger agreement further requires Polonia to enforce any confidentiality agreement or standstill agreement to which Polonia is a party, even if the other party to such agreement intends to make a proposal that potentially could be deemed a "superior proposal" as defined in the merger agreement. Pursuant to the MOU, Polonia has agreed to waive the provisions of the nondisclosure agreement with regard to prohibiting a party to the nondisclosure agreements from asking Polonia to waive any of the Standstill Provisions. In addition, Prudential has agreed in the MOU that it will not enforce the prohibition contained in the Merger Agreement with respect to Polonia agreeing to waive the provision of the nondisclosure agreement noted above.

The following supplements the disclosure on page 58 of the Proxy Statement/Prospectus under the heading The Merger–Opinion of Polonia's Financial Advisor–FinPro's Relationship" and amends and restates in its entirety the second paragraph under this subheading.

Prior to this engagement, FinPro has not provided investment banking services to Polonia within the past two years for which it has received compensation. In the two years preceding the date of its opinion, FinPro, Inc., FinPro's parent organization, provided consulting partnership services to Polonia for which it received fees and reimbursable expenses totaling $174,000. Such consulting services included, among other things, strategic planning, capital planning, asset liability management modeling, interest rate risk and balance sheet strategies, enterprise risk management, and regulatory consulting. Neither FinPro, Inc. (the parent organization), nor FinPro, have provided services to Prudential within the past two years.

Important Additional Information and Where to Find It

Prudential has filed with the SEC a Registration Statement on Form S-4, which was declared effective on September 13, 2016 and which includes the Proxy Statement/Prospectus. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF POLONIA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained at the SEC's website at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Prudential at www.prudentialsavingsbank.com under the heading "About Us" and then under the Investor Relations menu. In addition, copies of the Proxy Statement/Prospectus can also be obtained free of charge by directing a request to Prudential at 1834 West Oregon Avenue, Philadelphia, PA 19145, Attention: Corporate Secretary, or by contacting the Company's Corporate Secretary at 215-755-1500 or to Polonia at 3933 Huntingdon Pike, 3rd Floor, Huntingdon Valley, PA 19006 or by contacting Paul Rutkowski, CFO and Corporate Secretary, at 215-938-8800.

Polonia and certain of its directors and executive officers may be deemed to be "participants" in the solicitation of proxies in connection with the Proposed Merger. Information concerning the interests of the Polonia persons who may be considered "participants" in the solicitation is set forth in the proxy statement for Polonia's 2016 annual meeting of shareholders, as filed with the SEC on April 8, 2016. Additional information concerning Polonia's directors and executive officers, including their ownership of Polonia common stock, is set forth in the Proxy Statement/Prospectus relating to the Proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to the Company and Polonia, or other effects of the proposed merger of the Company and Polonia. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements.

In addition to factors previously disclosed in the reports filed by the Company with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward looking statements or historical performance: the ability to obtain regulatory approvals and satisfy other closing conditions to the Proposed Merger, including approval by shareholders of Polonia; delay in closing the Proposed Merger; difficulties and delays in integrating the Polonia business or fully realizing anticipated cost savings and other benefits of the Proposed Merger; business disruptions following completion of the Proposed Merger; the strength of the United States economy in general and the strength of the local economies in which the Company and Polonia conduct their operations; general economic conditions; legislative and regulatory changes; monetary and fiscal policies of the federal government; changes in tax policies, rates and regulations of federal, state and local tax authorities; changes in interest rates, deposit flows, the cost of funds, demand for loan products, demand for financial services, competition, changes in the quality or composition of the Company's loan, investment and mortgage-backed securities portfolios; changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting the Company's operations, markets, products, services and fees; and the success of the Company at managing the risks involved in the foregoing.

The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company to reflect events or circumstances occurring after the date of this press release.

For a complete discussion of the assumptions, risks and uncertainties related to Prudential's business, investors are encouraged to review the Company's filings with the SEC, including the "Risk Factors" section in its most recent Annual Report on Form 10-K, as supplemented by its quarterly or other reports subsequently filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/ Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: October 7, 2016